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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 27, 1995



                              JG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


               Illinois                                    1-258                                   36-1141010
(State or other jurisdiction of incorporation)     (Commission File Number)          (IRS Employer Identification Number)


                1615 West Chicago Avenue
                Chicago, Illinois                          60622
                (Address of principal executive offices)   (Zip Code)


                                 (312) 850-8000
              (Registrant's telephone number, including area code)


                       Exhibit Index appears on page 5.

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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

                 Huffman Koos Inc., a Delaware corporation (the "Company"), HK Acquisition Company, Inc., a Delaware corporation ("HK Acquisition"), and Breuner's Home Furnishings Corporation, a Delaware corporation (the "Parent") and holder of all of the issued and outstanding capital stock of HK Acquisition, entered into an Agreement and Plan of Merger dated September 18, 1995 (the "Merger Agreement"). Pursuant to the Merger Agreement, HK Acquisition commenced a tender offer (the "Tender Offer") on September 25, 1995 to acquire all of the issued and outstanding shares (the "Shares") of Common Stock, par value $.01 per share, of the Company at a per Share purchase price of $9.375 in cash.

                 In connection with the execution and delivery of the Merger Agreement, Sussex Group, Ltd., a Delaware corporation and a majority-owned subsidiary of JG Industries, Inc. ("Sussex"), Jupiter Industries, Inc., a Tennessee corporation, HK Acquisition and the Parent entered into a Stockholders Agreement dated September 18, 1995 (the "Stockholders Agreement"). As of the date of the Stockholders Agreement, Sussex was the owner of record of 1,250,000 Shares, representing 31.8% of the total issued and outstanding Shares as of such date. Pursuant to the Stockholders Agreement, upon consummation of the Tender Offer on October 27, 1995, Sussex sold its 1,250,000 Shares to HK Acquisition for $9.375 per Share in cash, representing aggregate cash consideration for the Shares of $11,718,750. Sussex determined the acceptability to it of the per Share price paid in the Tender Offer based upon consideration of (i) recent trading prices of Shares prior to the Tender Offer,
(ii) certain information and factors also considered by the Company's board of directors in connection with its approval of the Merger Agreement, as such information and factors are described in Item 4 of the Company's Solicitation/Recommendation Statement on Schedule 14D-9 relating to the Tender Offer (a copy of the text of which Item 4 has been filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference), and (iii) the opinion of The Chicago Corporation, financial advisor to the Company, to the effect that, as of September 18, 1995 (the date of such opinion) and based upon and subject to certain matters stated in such opinion, the $9.375 per Share price to be paid in the Tender Offer was fair to stockholders of the Company from a financial point of view.

                 The foregoing descriptions of the Merger Agreement and the Stockholders Agreement are qualified in their entirety by reference to such agreements which are incorporated herein by reference as Exhibits 2.1 and 2.2, respectively, and made a part of this Current Report on Form 8-K.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements:  None

(b) Pro Forma Financial Information: It is impracticable to provide the required pro forma financial information for the reported transaction as of the date of this filing, but all required pro forma financial information will be filed under cover of Form 8 as soon as practicable, but not later than January 5, 1996.

(c)      Exhibits:

EXHIBIT NO.                DOCUMENT                                    PAGE
-----------                --------                                    ----

2.1             Agreement and Plan of Merger, dated September
                18, 1995, among Huffman Koos Inc., HK
                Acquisition Company, Inc.  and Breuner's Home
                Furnishings Corporation (Exhibit 2.1 of the
                Registrant's Current Report on Form 8-K
                (Commission File No. 1-258) dated October 2,
                1995 is hereby incorporated by reference). . . . . .


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2.2             Stockholders Agreement, dated September 18, 1995,
                among HK Acquisition Company, Inc., Breuner's Home Furnishings Corporation, Jupiter Industries, Inc. and Sussex Group, Ltd. (Exhibit 2.2 of the Registrant's Current Report on Form 8-K (Commission File No. 1-258) dated October 2, 1995 is hereby incorporated by reference). . . . . . .


99.1 Text of Item 4 of Solicitation/Recommendation Statement on Schedule 14D-9 of Huffman Koos Inc. dated September
                25, 1995  . . . . . . . . . . . . . . . . . . . . . .

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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JG INDUSTRIES, INC.


                                       By: /s/ Clarence Farrar
                                          -----------------------------------
                                          Clarence Farrar
                                          President

Date:  November 9, 1995


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                                 EXHIBIT INDEX



EXHIBIT NO.                           DOCUMENT                           PAGE
-----------                           --------                           ----

2.1 Agreement and Plan of Merger, dated September 18, 1995, among Huffman Koos Inc., HK Acquisition Company, Inc. and Breuner's Home Furnishings Corporation (Exhibit 2.1 of the Registrant's Current Report on Form 8-K (Commission File No. 1-258)
                dated October 2, 1995 is hereby incorporated by
                reference) . . . . . . . . . . . . . . . . . . . . .


2.2 Stockholders Agreement, dated September 18, 1995, among HK Acquisition Company, Inc., Breuner's Home Furnishings Corporation, Jupiter Industries, Inc. and Sussex Group, Ltd. (Exhibit 2.2 of the Registrant's Current Report on Form 8-K (Commission File No. 1-258) dated October 2, 1995 is hereby incorporated by reference) . . . . . . . .


99.1 Text of Item 4 of Solicitation/Recommendation Statement on Schedule 14D-9 of Huffman Koos Inc. dated September
                25, 1995 . . . . . . . . . . . . . . . . . . . . . .



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